Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2024
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

3. Fair Value of Financial Instruments

The Company follows the provisions of the FASB Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurement,” for the Company’s financial assets and liabilities that are re-measured and reported at fair value each reporting period and are re-measured and reported at fair value at least annually using a fair value hierarchy that is broken down into three levels. Level inputs are defined as follows:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – other significant observable inputs for the assets or liabilities through corroboration with market data at the measurement date.

Level 3 – significant unobservable inputs that reflect management’s best estimate of what market participants would use to price the assets or liabilities at the measurement date.

As of September 30, 2024, the Company categorized its cash equivalents as Level 1 hierarchy as the carrying amounts approximate their fair value due to their short-term nature and market rates of interest. As of December 31, 2023, the Company did not identify any financial instruments required to be presented at fair value.

Schedule of financial instruments at fair value
Description	September 30, 2024	Quoted Prices In Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets:
Cash equivalents	$5,390	$5,390	$–	$–
Total	$5,390	$5,390	$–	$–

The carrying amounts of cash, accounts payable and accrued expenses of the Company approximate their fair values due to their short-term nature.